SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2004

Nara Bancorp, Inc.

(Exact name of registrant as specified in its charter)

000-50245
(Commission File Number)

Delaware	95-4849715
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3701 Wilshire Boulevard
Suite 220
Los Angeles, California 90010
(Address of principal executive offices, with zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Item 4.01. Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits:
SIGNATURES
Exhibit 16.1

Item 4.01. Changes in Registrant’s Certifying Accountant

On September 8, 2004, Deloitte & Touche LLP (“Deloitte”) notified Nara Bancorp, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee is in discussion with a number of independent registered public accounting firms and expects to select a new registered public accounting firm for the Company in the near term to replace Deloitte.

The reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries for the Company’s last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to uncertainty or audit scope in any respect. The reports did contain an explanatory paragraph relating to the Company’s change during the year ended December 31, 2002 in its method of accounting for goodwill and other intangible assets resulting from changes in accounting principles to conform to Statement of Financial Accounting Standards No. 142.

The decision to resign was made by Deloitte and, accordingly, no action was taken by the Company’s audit committee to recommend or approve this change of accountants. During the Company’s two most recent fiscal years and the subsequent interim period through September 8, 2004 there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in Deloitte’s report on the Company’s financial statements for such periods. In addition, no reportable events, as defined in Item 304 (a) (1) (v) of Regulation S-K, occurred during the Company’s two most recent fiscal years and the subsequent interim period through September 8, 2004. The Company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1

Forward-Looking Information

Certain matters discussed in this report may constitute forward-looking statements under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may,” “should,” “estimate,” “predict,” “guidance,” “potential,” “continue,” or the negative of such terms or other similar expressions, identify forward-looking statements. Such statements are based on our current expectations. The timing of events may differ significantly from those discussed in the forward-looking statements as a result of various factors, including but not limited to, the timing of our selection of an independent registered accounting firm. The Company undertakes no obligation to update any forward-looking statement to reflect events after the date of this report.

Item 9.01 Financial Statements and Exhibits:

(a)	Financial Statements and Exhibits. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
16.1	Letter dated September 14, 2004 from Deloitte & Touche LLP to the U.S. Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nara Bancorp, Inc.,
(Registrant)

Date: September 14, 2004	By:	/s/ Timothy Chang

Timothy Chang Chief Financial Officer